EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is dated as of April 8, 2014, among INTERLINE BRANDS, INC., a New Jersey corporation (the “Company”), WILMAR FINANCIAL, INC., a Delaware corporation (“Wilmar Financial”), JANPAK, LLC, a West Virginia limited liability company (“JanPak”), JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company (“JanPak SC”), JANPAK OF TEXAS, LLC, a Texas limited liability company (“JanPak Texas”), IBI MERCHANDISING SERVICES, INC., a Delaware corporation (“IBI Merchandising”, and together with the Company, Wilmar Financial, JanPak, JanPak SC and JanPak Texas, the “Borrowers”), INTERLINE BRANDS, INC., a Delaware corporation (“Holdings”), GLENWOOD ACQUISITION LLC, a Delaware limited liability company (“Glenwood”), and ZIP TECHNOLOGY, LLC a West Virginia limited liability company (“Zip LLC”, and together with Holdings, Glenwood and the Borrowers, the “Loan Parties”), the Lenders signatory hereto, and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

RECITALS:

A. The Company, Wilmar Holdings, Inc., a Delaware corporation (“Wilmar Holdings”), and Wilmar Financial, as borrowers, Holdings and Glenwood, as guarantors, the financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of September 7, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain (i) Joinder Agreement dated as of December 11, 2012, among JanPak, JanPak SC, JanPak Texas and Zip LLC (or their respective predecessors-in-interest) and the Administrative Agent, (ii) Joinder Agreement dated as of April 4, 2013, between IBI Merchandising and the Administrative Agent and (iii) First Amendment to Credit Agreement dated as of March 17, 2014, among the Loan Parties, the Lenders signatory thereto and the Administrative Agent, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrowers. Wilmar Holdings has been merged into the Company with the Company as the surviving entity.

B. In order to induce the Lenders to enter into, or to continue to extend credit under, the Credit Agreement, the Loan Parties (other than Holdings) entered into that certain Amended and Restated Pledge and Security Agreement dated as of March 17, 2014 (the “Security Agreement”), pursuant to which such Loan Parties granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in their respective personal property as security for the Secured Obligations.

C. The Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein, in order to, among other things, (i) adjust the threshold for calculating the Applicable Commitment Fee Rate, (ii) reduce the pricing grid in the definition of “Applicable Rate” and (iii) extend the Maturity Date to a five (5) year term from the Second Amendment Effective Date.

D. The Loan Parties (other than Holdings) have requested that the Administrative Agent and the Lenders agree to amend the Security Agreement in order to, among other things, (i) increase the thresholds for excluded deposit and securities accounts and for disclosing counterclaims on accounts and returns of inventory and (ii) revise certain covenant default grace periods thereunder.

E. Subject to the conditions in Section 3, the Lenders have agreed to such requests and to amend the Credit Agreement and the Security Agreement as set forth herein;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Credit Agreement Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date (as defined below) in the manner provided in this Section 1.

1.1 Amendment to Definition of Applicable Commitment Fee Rate. The definition of “Applicable Commitment Fee Rate” set forth in Section 1.01 of the Credit Agreement shall be restated in its entirety as follows:

“Applicable Commitment Fee Rate” means, for any day, with respect to the commitment fees payable hereunder, the rate per annum set forth below under the caption “Commitment Fee Rate”, based upon the Average Utilization during the preceding calendar quarter:

Average Utilization	Commitment Fee Rate
Category 1	0.250
Average Utilization > 25%
Category 2	0.375
Average Utilization ≤ 25%

On the Second Amendment Effective Date and continuing until the first calendar quarter end thereafter, the Applicable Commitment Fee Rate shall be as set forth in Category 1.

1.2 Amendment to Definition of Applicable Rate. The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement shall be restated in its entirety as follows:

“Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Revolving Loan, as the case may be, the applicable rate per annum set forth below under the caption “Revolver ABR Spread” or “Revolver Eurodollar Spread”, as the case may be, based upon the Borrowers’ average daily Availability for the most recent fiscal quarter determined as of the most recent determination date:

Availability	Revolver ABR Spread	Revolver Eurodollar Spread
Category 1	0.25	1.25
> $150,000,000
Category 2	0.50	1.50
> $75,000,000 but ≤ $150,000,000
Category 3	0.75	1.75
≤ $75,000,000

On the Second Amendment Effective Date and continuing until the first adjustment thereafter, the Applicable Rate shall be as set forth in Category 2. Notwithstanding the foregoing, Category 1 shall not be available until after March 31, 2015, and the Applicable Rate shall instead be determined by reference to Category 2 in cases where Category 1 would otherwise have been applicable during such time period. For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the Borrowers based upon the Borrowers’ Borrowing Base Certificates delivered pursuant to Section 5.01(e) and (b) each change in the Applicable Rate shall be effective during the period commencing on the first day of the calendar month following the receipt by the Administrative Agent of the financial statements and Compliance Certificate for the fiscal quarter or, in the case of the last fiscal quarter of each year, the calendar year then ended pursuant to Section 5.01(a) or (b), as applicable, and ending on the date immediately preceding the effective date of the next such change; provided that the Applicable Rate in Category 3 above and, after March 31, 2015, Category 2 above determined as of the end of such fiscal quarter shall decrease by 0.25% if the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ending on the last day of such fiscal quarter is greater than 1.75:1.00. Availability shall be deemed to be in Category 3 at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver a Borrowing Base Certificate required to be delivered pursuant to Section 5.01(e), during the period from the expiration of the time for delivery thereof until such Borrowing Base Certificate is delivered.

1.3 Amendment to Definition of Fixed Charges. The definition of “Fixed Charges” set forth in Section 1.01 of the Credit Agreement shall be restated in its entirety as follows:

“Fixed Charges” means, with reference to any period, without duplication, cash Interest Expense, plus scheduled principal payments on Indebtedness made during such period, plus expense for income taxes paid in cash, plus dividends or distributions and repurchases, redemptions or retirement of the Equity Interests of Holdings, in each case paid in cash, all calculated for Holdings and its Restricted Subsidiaries on a consolidated basis; provided that any dividends or distributions made by Holdings pursuant to Sections 6.08(a)(iii) or (vi) shall be excluded from Fixed Charges for purposes of calculating compliance with Sections 6.05(g)(iii) and 6.12 and determining the Applicable Rate (but for no other purpose).

1.4 Amendment to Definition of Maturity Date. The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement shall be restated in its entirety as follows:

“Maturity Date” means April 8, 2019 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

1.5 Additional Definition of Second Amendment Effective Date. The following definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Second Amendment Effective Date” means April 8, 2014, which is the date on which the conditions specified in Section 3 of that certain Second Amendment to the Credit Agreement, among the Loan Parties, the Lenders and the Administrative Agent, are satisfied.

1.6 Amendment to Section 2.18(b). The following sentence shall be added to the end of clause (b) of Section 2.18 of the Credit Agreement:

Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party (but appropriate adjustments shall be made with respect to amounts obtained from the other Loan Parties to preserve the allocations in any applicable category).

1.7 Amendment to Section 9.02(c). The reference to “Company Notes” in clause (c) of Section 9.02 of the Credit Agreement shall be deleted and replaced with “Term Loans”.

1.8 Amendment to Section 9.02(c). The second sentence of clause (c) of Section 9.02 of the Credit Agreement shall be restated in its entirety to read as follows:

The Lenders hereby further authorize the Administrative Agent, at its option and its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Section 7.01 or as required by the Intercreditor Agreement.

Section 2. Amendment to Security Agreement. On the Second Amendment Effective Date, the Lenders hereby authorize the Administrative Agent to enter into an amendment to the Security Agreement in the form attached as Exhibit A (the “Security Agreement Amendment”).

Section 3. Conditions Precedent to Amendments. Each of the amendments to the Credit Agreement contained in Section 1 hereof and the authorization in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Second Amendment Effective Date”):

3.1 Second Amendment. Administrative Agent shall have received counterparts of this Second Amendment executed on behalf of Administrative Agent, each Loan Party and each Lender.

3.2 Security Agreement Amendment. Administrative Agent shall have received counterparts of the Security Agreement Amendment executed on behalf of the Administrative Agent and each Loan Party (other than Holdings).

3.3 Representations and Warranties. The representations and warranties of each Loan Party contained in the Credit Agreement (as amended hereby), this Second Amendment and the other Loan Documents shall be true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) on and as of the Second Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality in which case it shall be true and correct in all respects) as of such earlier date).

3.4 No Defaults. No Default or Event of Default shall have occurred and be continuing.

3.5 Officer’s Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Second Amendment Effective Date and executed by its secretary or assistant secretary, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Second Amendment, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Second Amendment, (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party as of a recent date and a true and correct copy of its by-laws or operating, management or partnership agreement (or a “bring down” certificate indicating no changes to the foregoing from those most recently delivered to the Administrative Agent) and (ii) good standings as of a recent date.

3.6 Fees. The Administrative Agent, on behalf of the Lenders, and Bank of America, N.A., in its separate capacity as lead arranger for the Second Amendment, shall have received all fees required to be paid on the Second Amendment Effective Date pursuant to a separate fee letter, and all expenses for which invoices have been presented at least three days prior to the Second Amendment Effective Date (including the reasonable fees and expenses of legal counsel).

3.7 Other Documents and Actions. The Loan Parties shall have provided to the Administrative Agent such other documents and taken such other actions as reasonably requested by the Administrative Agent.

Section 4. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Second Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:

4.1 Loan Document Representations and Warranties. Prior to and after giving effect to this Second Amendment and any Borrowings being made on the Second Amendment Effective Date, the representations and warranties of such Loan Party contained in Article III of the Credit Agreement, or which are contained in any other Loan Document or other document furnished at any time under or in connection with the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (or, with respect to representations and warranties qualified by materiality, in all respects), except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

4.2 Power and Authority; No Contravention; Authorizations and Approvals. Each of this Second Amendment and each of the Loan Documents or amendments thereto or restatements thereof executed by such Loan Party in connection herewith (collectively, the “Second Amendment Documents”) has been duly authorized by all necessary organizational actions and, if required, actions by equity holders, on the part of such Loan Party and do not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) such approvals, authorizations or consents the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect; (ii) violate (A) the certificate or articles of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational documents of any Loan Party or any of its Restricted Subsidiaries or (B) any material Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries, (iii) violate or result in a default under the Term Loan Agreement, the Holdings Notes Indenture or any other material indenture, agreement or instrument binding upon any Loan Party or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any prepayment to be made by any Loan Party or any of its Restricted Subsidiaries, and (iv) result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement.

4.3 Enforceable Obligations. Each of the Second Amendment Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.4 No Defaults. Prior to and after giving effect to this Second Amendment and any Borrowings being made on the Second Amendment Effective Date, no Default or Event of Default exists.

Section 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents. All of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the amendments to the Credit Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Loan Parties. This Second Amendment is a Loan Document.

5.2 Reaffirmation of Guaranty. Each Loan Guarantor hereby ratifies and affirms its guaranty obligations under Article X of the Credit Agreement and agrees that such Loan Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Guaranteed Obligations thereunder.

5.3 Agent Titles. Bank of America, N.A. and Goldman Sachs Lending Partners LLC are hereby appointed as joint bookrunners and joint lead arrangers in connection with this Second Amendment (with Bank of America, N.A. acting with lead left placement). Wells Fargo Bank, National Association, KeyBank National Association, U.S. Bank National Association and TD Bank, N.A. are hereby appointed as co-documentation agents in connection with this Second Amendment. Goldman Sachs Lending Partners LLC is hereby appointed as syndication agent in connection with this Second Amendment. The lead arrangers, the co-documentation agents and the syndication agent shall not have any right, power, obligation, liability, responsibility or duty under this Second Amendment other than those applicable to all Lenders as such. To the fullest extent permitted by law, each Lender hereby waives and releases any claims that it may have against the lead arrangers, the co-documentation agents and the syndication agent in their capacities as such with respect to any breach or alleged breach of agency or fiduciary duty to such Lender in connection with any aspect of any transaction contemplated hereby.

5.4 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5 Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

5.6 Counterparts; Execution. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Each of the amendments to the Credit Agreement set forth in Section 1 of this Second Amendment shall become effective when the Administrative Agent has received counterparts bearing the signatures of all required parties hereto and the conditions set forth in Section 3 are satisfied. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

5.7 Entire Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

5.8 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

5.9 Governing Law. This Second Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

INTERLINE BRANDS, INC., a New Jersey corporation

By:	/s/ John K. Bakewell
	Name:	John K. Bakewell
	Title:	Chief Financial Officer

WILMAR FINANCIAL, INC., a Delaware corporation

By:	/s/ John K. Bakewell
	Name:	John K. Bakewell
	Title:	President and Chief Financial Officer

JANPAK, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

JANPAK OF TEXAS, LLC, a Texas limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

IBI MERCHANDISING SERVICES, INC., a Delaware corporation

By:	/s/ Anthony Scott
	Name:	Anthony Scott
	Title:	President and Secretary

OTHER LOAN PARTIES/LOAN
GUARANTORS:

INTERLINE BRANDS, INC., a Delaware corporation

By:	/s/ John K. Bakewell
	Name:	John K. Bakewell
	Title:	Chief Financial Officer

GLENWOOD ACQUISITION LLC, a Delaware limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

ZIP TECHNOLOGY, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender

By:	/s/ John Getz
	Name:	John Getz
	Title:	Senior Vice President

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt Harbour
	Name:	Matt Harbour
	Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicole C. Manies
	Name:	Nicole C. Manies
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nadine M. Eames
	Name:	Nadine M. Eames
	Title:	Vice President

TD BANK, N.A., as a Lender

By:	/s/ Edmundo Kahn
	Name:	Edmundo Kahn
	Title:	Vice-President

REGIONS BANK, as a Lender

By:	/s/ Scott Martin
	Name:	Scott Martin
	Title:	Asst Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

EXHIBIT A

SECURITY AGREEMENT AMENDMENT

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FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “First Amendment”) is dated as of April 8, 2014, among INTERLINE BRANDS, INC., a New Jersey corporation (the “Company”), WILMAR FINANCIAL, INC., a Delaware corporation (“Wilmar Financial”), JANPAK, LLC, a West Virginia limited liability company (“JanPak”), JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company (“JanPak SC”), JANPAK OF TEXAS, LLC, a Texas limited liability company (“JanPak Texas”), IBI MERCHANDISING SERVICES, INC., a Delaware corporation (“IBI Merchandising”), GLENWOOD ACQUISITION LLC, a Delaware limited liability company (“Glenwood”), and ZIP TECHNOLOGY, LLC a West Virginia limited liability company (“Zip LLC”, and together with the Company, Wilmar Financial, JanPak, JanPak SC, JanPak Texas, IBI Merchandising and Glenwood, the “Initial Grantors”), and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent for the Secured Parties (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement referred to below.

RECITALS:

A. The Company, Wilmar Holdings, Inc., a Delaware corporation (“Wilmar Holdings”), and Wilmar Financial, as borrowers, Interline Brands, Inc., a Delaware corporation (“Holdings”), and Glenwood, as guarantors, the financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of September 7, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain (i) Joinder Agreement dated as of December 11, 2012, among JanPak, JanPak SC, JanPak Texas and Zip LLC (or their respective predecessors-in-interest) and the Administrative Agent, (ii) Joinder Agreement dated as of April 4, 2013, between IBI Merchandising and the Administrative Agent and (iii) First Amendment to Credit Agreement dated as of March 17, 2014, among the Initial Grantors, Holdings, the Lenders signatory thereto and the Administrative Agent, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the borrowers under the Credit Agreement. Wilmar Holdings has been merged into the Company with the Company as the surviving entity.

B. In order to induce the Lenders to enter into, or to continue to extend credit under, the Credit Agreement, the Initial Grantors entered into that certain Amended and Restated Pledge and Security Agreement dated as of March 17, 2014 (the “Security Agreement”), pursuant to which the Initial Grantors granted to the Administrative Agent (or confirmed that the Administrative Agent already possessed), for the benefit of the Secured Parties, a security interest in their respective personal property as security for the Secured Obligations.

C. The borrowers under the Credit Agreement have requested, and the Lenders have agreed, to amend the Credit Agreement pursuant to a Second Amendment to Credit Agreement (the “Second Amendment”) in order to, among other things, make certain changes to the Credit Agreement and authorize the Administrative Agent to enter into this First Amendment.

D. The Administrative Agent, with the consent of the Lenders (as reflected in the Second Amendment), has agreed to amend the Security Agreement in order to, among other things, (i) increase the threshold for excluded deposit and securities accounts under the Security Agreement, (ii) increase the threshold for counterclaims on Eligible Accounts required to be disclosed to Administrative Agent, (iii) increase the threshold for returns on Inventory required to be disclosed to Administrative Agent and (iv) revise certain defaults under the Security Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial Grantors and the Administrative Agent hereby agree as follows:

Section 1. Security Agreement Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Security Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

1.1 Amendment to Definition of Excluded Accounts. The reference to “$2,000,000” in clause (c) of the definition of “Excluded Accounts” set forth in Section 1.3 of the Security Agreement shall be deleted and replaced with “$5,000,000”.

1.2 Amendment to Section 4.2(c). Each reference to “$1,000,000” in clause (c) of Section 4.2 of the Security Agreement shall be deleted and replaced with “$2,500,000”.

1.3 Amendment to Section 4.3(b). The reference to “$1,000,000” in the second sentence of clause (b) of Section 4.3 of the Security Agreement shall be deleted and replaced with “$2,500,000”.

1.4 Amendment to Section 5.1(a). Clause (a) of Section 5.1 of the Security Agreement shall be restated in its entirety as follows:

(a)

(i) The breach by any Grantor of any of the terms or provisions of Sections 4.1(a) (which breach of Section 4.1(a) will be deemed not to have occurred as long as such Grantor’s books and records are being maintained in accordance with prior customary practices), (d), (e) or (f), Sections 4.2(b) or (c), Sections 4.3(b) or (c), Sections 4.6(a), (b), (c)(i) through (iii) or (c)(v), Sections 4.7(a) or (b), Section 4.8, Section 4.9, Section 4.10, Section 4.11(a), Section 4.12, Section 4.13, Section 4.14, Section 7.1 or Section 7.3; (ii) the breach by any Grantor of any of the terms or provisions of Sections 4.11(b) or (c), which, in each case under this clause (ii), is not remedied within five days after the earlier of such Grantor’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any

Secured Party), or (iii) the breach by any Grantor of any of the terms or provisions of Sections 4.1(b), (c) or (g), Section 4.2(a), Section 4.3(a), Section 4.4, Section 4.6(c)(iv) or Section 7.2 which, in each case under this clause (iii), is not remedied within fifteen days after the earlier of such Grantor’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Secured Party).

1.5 Amendment to Section 7.2. Section 7.2 of the Security Agreement shall be restated in its entirety as follows:

7.2	Covenant Regarding New Deposit Accounts. Upon opening or replacing any Collateral Deposit Account or any other Deposit Account that is not an Excluded Account, or upon the designation of any Excluded Account as a Collateral Deposit Account or at such time as any other Deposit Account ceases to qualify as an Excluded Account, each Grantor shall (a) open or maintain such Collateral Deposit Account or other Deposit Account at institutions permitted under Section 5.12 of the Credit Agreement, and (b) cause each bank or financial institution at which such Deposit Account is opened or maintained, so long as such Deposit Account is not an Excluded Account, or such Collateral Deposit Account is opened or maintained, to enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent Control thereof. In the case of Deposit Accounts maintained with the Secured Parties, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

Section 2. Representations and Warranties. To induce the Administrative Agent to enter into this First Amendment, each Initial Grantor hereby represents and warrants to the Administrative Agent and the other Secured Parties as follows:

2.1 Security Agreement Representations and Warranties. Prior to and after giving effect to this First Amendment, the representations and warranties of such Initial Grantor contained in Article III of the Security Agreement or any other document furnished at any time under or in connection with the Security Agreement are true and correct in all material respects on and as of the date hereof (or, with respect to representations and warranties qualified by materiality, in all respects), except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

2.2 Power and Authority; No Contravention; Authorizations and Approvals. This First Amendment and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders, on the part of such Initial Grantor and do not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) such approvals, authorizations or consents the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect; (ii) violate (A) the certificate or articles of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational documents of any Initial Grantor or (B) any material Requirement of Law applicable to any Initial Grantor, (iii) violate or result in a default under the Term Loan Agreement, the Holdings Notes Indenture or any other material indenture, agreement or instrument binding upon any Initial Grantor or its assets, or give rise to a right thereunder to require any prepayment to be made by any Loan Party, and (iv) result in the creation or imposition of any Lien on any asset of any Initial Grantor, except Liens created pursuant to the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement.

2.3 Enforceable Obligations. This First Amendment has been duly executed and delivered by such Initial Grantor and constitutes a legal, valid and binding obligation of such Initial Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.4 No Defaults. Prior to and after giving effect to this First Amendment, no Default or Event of Default exists.

Section 3. Miscellaneous.

3.1 Reaffirmation of Security Agreement. All of the terms and provisions of the Security Agreement shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by each Initial Grantor. Each of the amendments to the Security Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Initial Grantors. This First Amendment is a Loan Document.

3.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

3.3 Legal Expenses. The Initial Grantors hereby agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

3.4 Counterparts; Execution. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

3.5 Entire Agreement. THIS FIRST AMENDMENT, THE SECURITY AGREEMENT, THE CREDIT AGREEMENT, THE SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

3.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

3.7 Governing Law. This First Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

INITIAL GRANTORS:

INTERLINE BRANDS, INC., a New Jersey corporation

By:	/s/ John K. Bakewell
	Name:	John K. Bakewell
	Title:	Chief Financial Officer

WILMAR FINANCIAL, INC., a Delaware corporation

By:	/s/ John K. Bakewell
	Name:	John K. Bakewell
	Title:	President and Chief Financial Officer

JANPAK, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

JANPAK OF TEXAS, LLC, a Texas limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

Signature Page to First Amendment to Amended and Restated Pledge and Security Agreement

IBI MERCHANDISING SERVICES, INC., a Delaware corporation

By:	/s/ Anthony Scott
	Name:	Anthony Scott
	Title:	President and Secretary

GLENWOOD ACQUISITION LLC, a Delaware limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

ZIP TECHNOLOGY, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

Signature Page to First Amendment to Amended and Restated Pledge and Security Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ John Getz
	Name:	John Getz
	Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Pledge and Security Agreement